SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  June 17, 2003

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                               RENTRAK CORPORATION
               (Exact name of registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     0-15159
                                (SEC File Number)

                                   93-0780536
                        (IRS Employer Identification No.)

         One Airport Center
         7700 N.E. Ambassador Place
         Portland, Oregon                                    97220
         (Address of principal executive offices)           (Zip Code)

               Registrant's telephone number, including area code:

                                 (503) 284-7581

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Item 5. Other Events and Required FD Disclosures.

            The registrant entered into a definitive agreement on June 17, 2003, to sell substantially all of the assets of its fulfillment subsidiary 3PF.COM, Inc. ("3PF"), at 3PF's leased warehouse facility in Wilmington, Ohio, and a portion of 3PF's working capital, to Old Trail Printing Company of Columbus, Ohio, for cash totaling $800,000. The agreement also provides for the buyer's assumption of, and the release of 3PF and Rentrak from, all obligations under the facility lease, to which the lessor has consented. The transaction does not affect 3PF's Columbus, Ohio, warehouse facility. Closing of the transaction is expected to occur during the registrant's second fiscal quarter ending September 30, 2003. The registrant intends to complete its exit from the fulfillment business as soon as practicable. A copy of the press release announcing the asset sale is attached as Exhibit 99.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

            (c) The following exhibits are included with this report:

                  99.1 Press release issued June 17, 2003, announcing  agreement to sell 3PF assets.

                  99.2 Press release issued June 17, 2003, announcing results of operations for the three months and twelve months ended March 31, 2003.

Item 9.  Regulation FD Disclosure.

            On June 17, 2003, the registrant issued a press release announcing its results of operations for the three months and twelve months ended March 31, 2003. The press release included as Exhibit 99.2 and the discussion included in this item are intended to be included under "Item 12. Results of Operations and Financial Condition" and are included under this Item 9 in accordance with Securities and Exchange Commission ("SEC") Release No. 33-8216. This discussion, as well as the press release, shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           RENTRAK CORPORATION


Dated:  June 24, 2003      By: /s/ Mark L. Thoenes
                               -----------------------------------------
                               Mark L. Thoenes
                               Senior Vice President and Chief Financial Officer

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                                  EXHIBIT INDEX


99.1 Press release issued June 17, 2003, announcing agreement to sell assets of 3PF.COM, Inc.

99.2 Press release issued June 17, 2003, announcing results of operations for the three months and twelve months ended March 31, 2003.